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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    DELAWARE                       000-24439                    33-0803204
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(STATE OR OTHER                (COMMISSION FILE               (IRS EMPLOYER
JURISDICTION OF                     NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

( ) SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))


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SECTION 4 - MATTERS RELATED TO THE ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On May 3, 2007, the Company's executive officers informed the Audit Committee of the Board of Directors that the Company's previously issued consolidated financial statements for the fiscal years ended December 31, 2004 and 2005, the interim periods contained therein, and the first, second and third fiscal quarters of 2006 should no longer be relied upon as a result of an error contained therein. The Audit Committee agreed with management's findings and concluded on such date that the consolidated financial statements for the years ended December 31, 2004 and 2005, the first, second, third and fourth quarters of 2005 and the first second and third quarters of 2006 should be restated. In addition, the Company's prior earnings and press releases and similar communications should no longer be relied upon to the extent they relate to these financial statements.

In connection with the preparation of the Company's consolidated financial statements for the fiscal year ended December 31, 2006, the Company determined that it had incorrectly recorded certain non-production costs in inventory, misstating inventory, costs of goods sold and distribution costs for each of the fiscal quarters of 2004 and misstating inventory and costs of goods sold for each of the fiscal quarters of 2005 and the first, second and third fiscal quarters of 2006. As a result, the Company determined that certain costs, previously included in inventory and then expensed through cost of sales in subsequent years should have been expensed as incurred. This error first occurred in 2004 and continued into 2005 and the first three fiscal quarters of 2006. The Company has concluded that this accounting error will result in a restatement of the Company's consolidated financial statements for the first, second, third and fourth quarters of 2005, the first, second and third quarters of 2006 and the financial statements for the years ended December 31, 2004 and 2005. Although the financial restatement amounts have not yet been finalized, based on its current information, the Company estimates that its results in each fiscal quarter of 2004 will be impacted by an increase in costs of goods sold and a corresponding decrease in operating income and the Company's results in each fiscal quarter of 2005 and the first three fiscal quarters of 2006 will be impacted by a decrease in costs of goods sold and a corresponding increase in operating income. The Company expects to correct the errors contained in its previously issued consolidated financial statements for the fiscal years ended December 31, 2004 and 2005, the first, second, third and fourth quarters of 2005 and the first, second and third quarters of 2006 in its 2006 Form 10-K.

Also in connection with the preparation of the Company's consolidated financial statements for the fiscal year ended December 31, 2006, the Company determined that it should have taken both a lower of cost or market adjustment for some of its inventory at its South Carolina facility, as well as a reserve for excess inventory in 2006, due to lower than expected sales at this facility. The Company is evaluating if this lower of cost or market adjustment and reserve for excess inventory should have been established in a previously reported fiscal quarter of 2006. In addition, due to lost market share, the Company determined that the expected future cash flow at its South Carolina facility would not exceed the net book value of its fixed assets. As a result, the Company determined that the fixed assets located at its South Carolina facility were impaired. Accordingly, the Company is also evaluating if this fixed asset impairment charge should have been recorded in a previously reported fiscal quarter of 2006.

The accounting error identified above and the related restatements did not, and the other matters discussed in the previous paragraph which are being evaluated will not, have an impact on the Company's revenues, cash balances or liquidity for the fiscal years ended December 31, 2004 and 2005 and the first, second and third fiscal quarters of 2006, nor are they expected to impact the Company's revenues, cash balances or liquidity for the fiscal 2006 fourth quarter or any period thereafter.

The Company is in the process of completing its procedures with respect to the above matters.

The Audit Committee and the executive officers of the Company have discussed the matters disclosed in this Item 4.02(a) of this Form 8-K with KPMG LLP, the Company's independent registered public accounting firm for the year ended December 31, 2006 and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm for the years ended December 31, 2004 and 2005. As previously reported on a Form 8-K dated November 16, 2006, KPMG LLP was appointed the Company's independent registered public accounting firm.


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SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE

The Company issued a press release on May 7, 2007 with respect to the matters discussed above, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.           Description
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 99.1                 Hines Horticulture, Inc. Press Release issued May 7, 2007
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SAFE HARBOR STATEMENT

Certain statements and information contained in this Form 8-K constitute forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that all such statements shall be subject to the "safe harbor" provisions regarding forward-looking statements contained in Section 27A of Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements may include, but are not limited to, statements regarding the restatement and related audit of the Company's financial statements for prior periods and the timing and impact thereof, the anticipated impact of the accounting errors identified on the Company's results of operations and financial condition, the amount and allocation of expense throughout the impacted periods and any changes from the Company's preliminary estimates, the expected effect of the restatement on the Company and any other statements which are not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Hines Horticulture, Inc. to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. (Among the important factors or risks that could cause actual results or events to differ materially from those in the forward-looking statements in this release include general economic trends and seasonality, our substantial leverage and ability to service our debt, restrictive covenants under our debt facilities, competitive practices in the industry in which we compete, fluctuations in our operating costs, revenues and cash flows from operations, our dependence on a limited number of key customers, litigation and other factors). In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be achieved. Investors are cautioned not to place undue reliance on any forward-looking statements. Additional detailed information concerning a number of important factors that could cause actual results to differ materially from the forward-looking information contained in this release is publicly available in Hines Horticulture's filings with the Securities and Exchange Commission.





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                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2007               HINES HORTICULTURE, INC.

                                By: /s/ Claudia M. Pieropan
                                    --------------------------------------------
                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)



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Exhibit Index

Exhibit No.           Description
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 99.1                 Hines Horticulture, Inc. Press Release issued May 7, 2007
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